UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 28, 2010
LODGENET INTERACTIVE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22334	46-0371161

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 West Innovation Street, Sioux Falls, SD	57107

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(605) 988-1000
n/a

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
     LodgeNet Interactive Corporation (Nasdaq: LNET) announced today that it is exploring alternatives to the $435 million offering of senior secured second lien notes announced on September 20, 2010. The alternatives under consideration include, but are not limited to, possible amendment of the Company’s existing credit facility, together with a smaller issuance of senior secured notes, the proceeds of which would be used to reduce the amount outstanding under the existing credit facility and thereby extend the term of a significant portion of the Company’s debt beyond the current maturity in 2014. While a variety of alternatives are under consideration, it is also possible that the Company may elect to defer any immediate transaction if the pricing and terms are not acceptable to the Company, as the Company is fully compliant with the covenants in its existing credit facility and believes that it will continue to remain compliant with the terms of such credit facility.
     The statements regarding the alternative strategies and the Company’s continuing compliance with the terms of its credit facility are forward-looking statements that involve risks and uncertainties, including, but not limited to, further weakening of economic conditions. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those stated in any forward-looking statements based on a number of factors. For additional information concerning these and other risks and uncertainties that could affect these statements and the Company’s business, see Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, as well as other risks and uncertainties detailed from time to time in the Company’s reports on Forms 10-Q and 8-K subsequently filed from time to time with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.
     The information included herein shall not be deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2010	By	/s/ James G. Naro

James G. Naro
	Its	Senior Vice President, General Counsel,
Secretary and Chief Compliance Officer